EXHIBIT 10.3

INCREASING LENDER SUPPLEMENT

INCREASING LENDER SUPPLEMENT, dated September 14, 2020 (this “Supplement”), by and among each of the signatories hereto, to the Credit Agreement, dated as of December 28, 2016 (as amended by that certain First Amendment to Credit Agreement dated as of June 14, 2019, that certain Second Amendment to Credit Agreement dated as of August 28, 2019, that certain Third Amendment to Credit Agreement dated as of May 8, 2020, and from and after the Fourth Amendment Effective Date, that certain Fourth Amendment to Credit Agreement dated as of September 14, 2020, and as further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), by and among PARK INTERMEDIATE HOLDINGS LLC, a limited liability company formed under the laws of the State of Delaware (the “Company”), PARK HOTELS & RESORTS INC., a Delaware corporation (the “Parent”), PK DOMESTIC PROPERTY LLC, a limited liability company formed under the laws of the State of Delaware (“PK Domestic LLC”), the other Subsidiaries of the Company party hereto as Subsidiary Borrowers, each of the Lenders party from time to time party thereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, pursuant to Section 2.17. of the Credit Agreement, the Company has the right, subject to the terms and conditions thereof, to effectuate from time to time an increase in the aggregate Revolving Credit Commitments under the Credit Agreement by requesting one or more Lenders to increase the amount of its Revolving Credit Commitments;

WHEREAS, the Company has given notice to the Administrative Agent of its intention to increase the aggregate Revolving Credit Commitments pursuant to such Section 2.17.; and

WHEREAS, pursuant to Section 2.17. of the Credit Agreement, each of the undersigned Increasing Lenders now desires to increase the amount of its Dollar Tranche Revolving Credit Commitment of its Revolving Credit Commitment under the Credit Agreement by executing and delivering to the Company and the Administrative Agent this Supplement;

NOW, THEREFORE, each of the parties hereto hereby agrees as follows:

1. Subject to the satisfaction of the conditions set forth in Section 2 of this Supplement, each of the undersigned Increasing Lenders agrees, subject to the terms and conditions of the Credit Agreement, that on the date of this Supplement it shall have its respective Dollar Tranche Revolving Credit Commitment increased by $25,000,000, thereby making the aggregate amount of its Dollar Tranche Revolving Credit Commitment, Multicurrency Tranche Revolving Credit Commitment, Revolving Credit Commitment equal to the following:

Increasing Lender	Dollar Tranche Revolving Credit Commitment Amount	Multicurrency Tranche Revolving Credit Commitment Amount	Revolving Credit Commitment Amount
Wells Fargo Bank, National Association	$97,790,000	$25,210,000	$123,000,000
Bank of America, N.A.	$97,790,000	$25,210,000	$123,000,000
JPMorgan Chase Bank, N.A.	$97,790,000	$25,210,000	$123,000,000

2. The effectiveness of this Supplement is subject to the truth and accuracy of the representations and warranties set forth herein (and incorporated by reference) and satisfaction or waiver of the following conditions precedent:

(a) the Company’s written acceptance and agreement, and compliance with the terms and conditions, of this Supplement;

(b) satisfaction of the conditions set forth in Section 2.17.(f) of the Credit Agreement; and

(c) the Administrative Agent shall have received evidence satisfactory to it that the Fourth Amendment Effective Date shall have occurred or has occurred substantially simultaneously with the effectiveness of this Supplement.

Notwithstanding the delivery and release by any party hereto of its duly executed signature pages to this Supplement prior to the satisfaction of the conditions in this Section 2, this Supplement shall be of no force or effect unless and until the satisfaction of each of the conditions set forth in this Section 2, which date of satisfaction shall not be later than the tenth (10th) Business Day following the date the notice described in Section 3(a)(iv) of the Fourth Amendment to Credit Agreement has been delivered.

3.

(a) The Company hereby represents and warrants that no Default or Event of Default has occurred and is continuing as of the date hereof.

(b) The representations and warranties made or deemed made by the Company or any other Loan Party in any Loan Document to which such Loan Party is a party are true and correct in all material respects (unless such representation and warranty is qualified by materiality, in which event such representation and warranty is true and correct in all respects) on the date hereof with the same force and effect as if made on and as of the date hereof, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties are true and correct in all material respects (unless such representation and warranty is qualified by materiality, in which event such representation and warranty is true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances permitted under the Loan Documents.

4. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement (as set forth in the Fourth Amendment to Credit Agreement, even if the Fourth Amendment Effective Date has not occurred). This document shall be deemed to be a Loan Document. This document shall be deemed to be an Incremental Facility Amendment pursuant to Section 2.17.(d) of the Credit Agreement.

5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

6. This Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. This Supplement may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed paper hereof which has been converted into electronic form (such as scanned into PDF format), or an electronically signed communication converted into another format, for transmission, delivery and/or retention. For purposes hereof, “Electronic Signature” shall have the meaning assigned to it by 15 USC §7006, as it may be amended from time to time. Upon the reasonable request of the Administrative Agent, any Electronic Signature of any other party hereto shall, as promptly as practicable, be followed by a manually executed counterpart thereof.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as an Increasing Lender

By:	/s/ Mark F. Monahan

Name:	Mark F. Monahan
Title:	Senior Vice President

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Increasing Lender Supplement (Park Hotels)

BANK OF AMERICA, N.A., as an Increasing Lender

By:	/s/ Suzanne E. Pickett

Name:	Suzanne E. Pickett
Title:	Senior Vice President

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Increasing Lender Supplement (Park Hotels)

JPMORGAN CHASE BANK, N.A., as an Increasing Lender

By:	/s/ Lance Buxkemper
Name:	Lance Buxkemper
Title:	Executive Director

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Increasing Lender Supplement (Park Hotels)

Accepted and agreed to as of the date first written above:

PARK INTERMEDIATE HOLDINGS LLC, a Delaware limited liability company

By:	/s/ Thomas J. Baltimore, Jr.
Name:	Thomas J. Baltimore, Jr.
Title:	President and Chief Executive Officer

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Increasing Lender Supplement (Park Hotels)

Approved as of the date first written above:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Swingline Lender

By:	/s/ Mark F. Monahan
Name:	Mark F. Monahan
Title:	Senior Vice President

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Increasing Lender Supplement (Park Hotels)

BANK OF AMERICA, N.A., as a Swingline Lender

By:	/s/ Suzanne E. Pickett
Name:	Suzanne E. Pickett
Title:	Senior Vice President

Signature Page to

Increasing Lender Supplement (Park Hotels)

JPMORGAN CHASE BANK, N.A., as a Swingline Lender

By:	/s/ Lance Buxkemper
Name:	Lance Buxkemper
Title:	Executive Director

Signature Page to

Increasing Lender Supplement (Park Hotels)